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                                                                   EXHIBIT 10.84


                                    GUARANTY


         GUARANTY, dated as of November 14, 1996 (as amended, modified or supplemented from time to time, this "Guaranty"), made by each of the undersigned (each, a "Guarantor" and, collectively, the "Guarantors"). Unless otherwise defined herein, capitalized terms used herein shall the meanings provided in the Credit Agreement referred to below.

         WHEREAS, NextHealth, Inc. (the "Borrower") and AP LOM LLC, a Delaware limited liability company (the "Lender"), have entered into a Credit Agreement, dated as of November 14, 1996 (as amended, modified or supplemented from time to time, the "Credit Agreement"), providing for the making of Loans to the Borrower;

         WHEREAS, each Guarantor is a Subsidiary of the Borrower;

         WHEREAS, it is a condition precedent to the making of Loans under the Credit Agreement that each Guarantor shall have executed and delivered to the Lender this Guaranty; and

         WHEREAS, each Guarantor will obtain benefits from the incurrence of Loans by the Borrower under the Credit Agreement and, accordingly, desires to execute this Guaranty in order to satisfy the condition precedent described in the preceding paragraph and induce the Lender to make Loans to the Borrower;

         NOW, THEREFORE, in consideration of the foregoing and other benefits accruing to each Guarantor, the receipt and sufficiency of which are hereby acknowledged, each Guarantor hereby makes the following representations and warranties to the Lender and hereby covenants and agrees with the Lender as follows:

         Section
1. Guaranty. Each Guarantor hereby, jointly and severally, irrevocably and unconditionally guarantees the full and punctual payment when due (whether at stated maturity, by acceleration or otherwise), of (x) the principal of, interest on and all other amounts owing in respect of the Loans made to the Borrower under the Credit Agreement and (y) all other obligations and liabilities owing by the Borrower to the Lender under the Credit Agreement (including, without limitation, indemnities) and the other Loan Documents to which the Borrower is a party, whether now existing or hereafter incurred under, arising out of or in connection with the Credit Agreement or any such other Loan Document and the due performance and compliance by the Borrower with the terms of the Credit Agreement and such other Loan Documents (the foregoing being herein referred to as the "Guaranteed Obligations"); provided, however, that the maximum


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amount payable by each Guarantor hereunder shall not exceed an amount equal to the largest amount that would not render such Guarantor's obligations hereunder subject to avoidance under Section 548 of the United States Bankruptcy Code or any equivalent provision of the law of any state. Subject to the proviso in the preceding sentence, each Guarantor understands, agrees and confirms that the Lender may enforce this Guaranty up to the full amount of the Guaranteed Obligations against each Guarantor without proceeding against any other Guarantor, the Borrower, any security for the Guaranteed Obligations, or under any other guaranty covering all or a portion of the Guaranteed Obligations. All payments made by each Guarantor hereunder shall be made on the same basis as payments by the Borrower under Section 3.3 of the Credit Agreement.

          Section 1. Waiver. Each Guarantor hereby absolutely, unconditionally and irrevocably waives, to the fullest extent permitted by law, (i) promptness, diligence, notice of acceptance and any other notice with respect to this Guaranty, (ii) presentment, demand of payment, protest, notice of dishonor or nonpayment and any other notice with respect to the Guaranteed Obligations,
(iii) any requirement that the Lender protect, secure, perfect or insure any security interest or Lien or any property subject thereto, and (iv) any other action, event or precondition to the enforcement of this Guaranty or the performance by the Guarantor of the obligations hereunder.

         Section 2. Guaranty Absolute. (a) Each Guarantor guarantees that, to the fullest extent permitted by law, the Guaranteed Obligations will be paid or performed strictly in accordance with their terms, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Lender with respect thereto.

         (b) No invalidity, irregularity, voidability, voidness or unenforceability of the Credit Agreement, the Notes, or any other Loan Document or any other agreement or instrument relating thereto, or of all or any part of the Guaranteed Obligations or of any security therefor shall affect, impair or be a defense to this Guaranty.

         (c) This Guaranty is one of payment and performance, not collection, and the obligations of each Guarantor under this Guaranty are independent of the obligations of any other Guarantor, any other guarantor or the Borrower under the Loan Documents, and a separate action or actions may be brought and prosecuted against any Guarantor to enforce this Guaranty, irrespective of whether any action is brought against the Borrower or whether the Borrower is joined in any such action or actions.

         (d) The liability of each Guarantor hereunder shall be absolute and unconditional irrespective of:

                  (i) any change in the manner, place or terms of payment or performance, and/or any change or extension of the time of payment or performance of, renewal or alteration of, any of the Guaranteed Obligations, any security therefor, or any liability


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         incurred directly or indirectly in respect thereof, or any other amendment or waiver of or any consent to departure from the Credit Agreement or the Notes or any other Loan Document, including any increase in the Guaranteed Obligations resulting from the extension of additional credit to the Borrower or any of its subsidiaries or otherwise;

                  (ii) any sale, exchange, release, surrender, realization upon any property by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, all or any of the Guaranteed Obligations, and/or any offset thereagainst, or failure to perfect, or continue the perfection of, any Lien in any such property, or delay in the perfection of any such Lien, or any amendment or waiver of or consent to departure from any other guaranty for all or any of the Guaranteed Obligations;

                  (iii) any exercise or failure to exercise any rights against the Borrower or others (including any Guarantor);

                  (iv) any settlement or compromise of any Obligations, any security therefor or any liability (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and any subordination of the payment of all or any part thereof to the payment of any obligation (whether due or not) of the Borrower to creditors of the Borrower other than the Guarantors;

                  (v) any manner of application of Collateral, or proceeds thereof, to all or any of the Guaranteed Obligations, or any manner of sale or other disposition of any Collateral for all or any of the Guaranteed Obligations or any other assets of the Borrower or any of its Subsidiaries;

                  (vi) any change, restructuring or termination of the existence of the Borrower or any of its Subsidiaries; or

                  (vii) any other agreements or circumstance of any nature whatsoever which might otherwise constitute a defense available to, or a discharge of, this Guaranty and/or obligations of any Guarantor hereunder, or a defense to, or discharge of, the Borrower or any other person or party relating to this Guaranty or the obligations of any Guarantor hereunder or otherwise with respect to the Loans, or other financial accommodations to the Borrower.

         (e) The Lender may at any time and from time to time (whether or not after revocation or termination of this Guaranty) without the consent of, or notice (except as shall be required by applicable statute and cannot be waived) to, the Guarantor, and without incurring responsibility to the Guarantors or impairing or releasing the obligations of any Guarantors hereunder, apply any sums by whomsoever paid or howsoever realized to any Guaranteed Obligation regardless of what Guaranteed Obligations remain unpaid.


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         (f) This Guaranty shall continue to be effective or be reinstated, as the case may be, if claim is ever made upon the Lender for repayment or recovery of any amount or amounts received by the Lender in payment or on account of any of the Guaranteed Obligations and the Lender repays all or part of said amount by reason of any judgment, decree or order of any court or administrative body having jurisdiction over the Lender or the respective property of each, or any settlement or compromise of any such claim effected by the Lender with any such claimant (including the Borrower), then and in such event each Guarantor agrees that any such judgment, decree, order, settlement or compromise shall be binding upon such Guarantor, notwithstanding any revocation hereof or the cancellation of any note (including the Notes) or other instrument evidencing any obligation of the Borrower, and such Guarantor shall be and remain liable to the Lender hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by the Lender.

         Section 3. Continuing Guaranty. This Guaranty is a continuing one and shall (i) remain in full force and effect until the indefeasible payment and satisfaction in full of the Guaranteed Obligations, (ii) be binding upon each Guarantor, its successors and assigns, and (iii) inure to the benefit of, and be enforceable by, the Lender and its successors, transferees and assigns. All obligations to which this Guaranty applies or may apply under the terms hereof shall be conclusively presumed to have been created in reliance hereon.

         Section 4. Representations, Warranties and Covenants. Each Guarantor hereby represents, warrants and covenants to and with the Lender that:

                  (a) Such Guarantor (i) is a duly organized and validly existing corporation in good standing under the laws of the jurisdiction of its organization, (ii) has the corporate power and authority to own its property and assets and to transact the business in which it is engaged and (iii) is duly qualified and authorized to do business and is in good standing in all jurisdictions where it is required to be so qualified and where the failure to be so qualified could reasonably be expected to have a material adverse effect on the assets, properties, liabilities and condition (financial or otherwise) on the Borrower or the Borrower and its Subsidiaries taken as a whole.

                  (b) Such Guarantor has the corporate power and authority to execute, deliver and carry out the terms of this Guaranty and each other Loan Document to which it is a party and has taken all necessary corporate action to authorize the execution, delivery and performance by it of each such Loan Document. Such has duly executed and delivered this Guaranty and each other Loan Document to which it is a party and constitutes the legal, valid and binding obligation of the Guarantor, and is enforceable against such Guarantor in accordance with its terms, except as enforcement thereof may be subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally, and general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law).


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                  (c) No consent, approval, authorization or other action by, and no notice to or of, or declaration or filing with, any governmental or other public body, or any other Person, is required for the due authorization, execution, delivery and performance by any Guarantor of this Guaranty or the consummation of the transactions contemplated hereby.

                  (d) The execution, delivery and performance by each Guarantor of this Guaranty do not and will not violate or otherwise conflict with any term or provision of any material agreement, instrument, judgment, decree, order or any statute, rule or governmental regulation applicable to each Guarantor or result in the creation of any Lien upon any of its properties or assets pursuant thereto.

         Section 5. Expenses. The Guarantors jointly and severally agree to reimburse the Lender for any sums, costs, and expenses which the Lender may pay or incur pursuant to the provisions of this Guaranty or in negotiating, executing, perfecting, defending, protecting or enforcing this Guaranty or in enforcing payment of the Guaranteed Obligations or otherwise in connection with the provisions hereof, including court costs, collection charges, travel expenses, and reasonable attorneys' fees, together with interest thereon as specified in Section 12 hereof.

         Section 6. Terms. (a) All terms defined in the Uniform Commercial Code in effect in the State of New York on the date hereof (the "UCC") and used herein shall have the meanings as defined in the UCC, unless the context otherwise requires.

                  (b) The words "include," "includes" and "including" shall be deemed to be followed by the phrase "without limitation".

                  (c) All references herein to Sections and subsections shall be deemed to be references to Sections and subsections of this Guaranty unless the context shall otherwise require.

         Section 7. Amendments and Modification. No provision hereof shall be modified, altered or limited except by written instrument expressly referring to this Guaranty and to such provision, and executed by the party to be charged.

         Section 8. Subordination; Waiver of Subrogation Rights. Any indebtedness of the Borrower now or hereafter held by any Guarantor is hereby subordinated to the indebtedness of the Borrower to the Lender; and such indebtedness of the Borrower to any Guarantor, if the Lender, after an Event of Default has occurred and is continuing, so requests, shall be collected, enforced and received by such Guarantor as trustee for the Lender and be paid over to the Lender on account of the indebtedness of the Borrower to the Lender, but without affecting or impairing in any manner the liability of such Guarantor under the other provisions of this Guaranty. Without limiting the generality of the foregoing, each Guarantor hereby agrees with the Lender that it will not exercise any right of subrogation which it may at any time otherwise have as a


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result of this Guaranty (whether contractual, under Section 509 of the United
States Bankruptcy Code, or otherwise) until all Guaranteed Obligations have been paid in full in cash.

         Section 9. Remedies Upon Default; Right of Set-Off. (a) Upon the occurrence and during the continuance of any Event of Default, the Lender may, without notice to or demand upon the Borrower or the Guarantors, declare any Guaranteed Obligations immediately due and payable, and shall be entitled to enforce the obligations of the Guarantors hereunder.

                  (b) Upon such declaration by the Lender, the Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by the Lender to or for the credit or the account of any Guarantor against any and all of the obligations of such Guarantor now or hereafter existing under this Guaranty, whether or not the Lender shall have made any demand under this Guaranty and although such obligations may be contingent and unmatured. The Lender agrees promptly to notify such Guarantor after any such set-off and application, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Lender under this Section 10 are in addition to other rights and remedies (including other rights of set-off) which the Lender may have.

         Section 10. Statute of Limitations. Each Guarantor waives, to the fullest extent permitted by law, the benefit of any statute of limitations affecting its liability hereunder or the enforcement thereof. To the extent permitted by law, any payment by the Borrower or other circumstance which operates to toll any statute of limitations as to the Borrower shall operate to toll the statute of limitations as to each Guarantor.

         Section 11. Interest. All amounts payable from time to time by each Guarantor hereunder shall bear interest at the interest rate per annum specified in Section 2.4 of the Credit Agreement.

         Section 12. Rights and Remedies Not Waived. No act, omission or delay by the Lender shall constitute a waiver of its rights and remedies hereunder or otherwise. No single or partial waiver by the Lender of any default hereunder or right or remedy which it may have shall operate as a waiver of any other default, right or remedy or of the same default, right or remedy on a future occasion.

         Section 13. Admissibility of Guaranty. Each Guarantor agrees that any copy of this Guaranty signed by such Guarantor and transmitted by telecopier for delivery to the Lender shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence.

         Section 14. Notices. All notices, requests and demands to or upon the Lender or any Guarantor under this Guaranty shall be in writing and given as provided in the Credit


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Agreement (with respect to any Guarantor, to the address of the Borrower set forth in the Credit Agreement).

         Section 15. Counterparts. This Guaranty may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original and all of which shall together constitute one and the same agreement.

         SECTION 16. CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL; ETC. (A) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS GUARANTY MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS GUARANTY, EACH GUARANTOR HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS. EACH GUARANTOR HEREBY IRREVOCABLY WAIVES, IN CONNECTION WITH ANY SUCH ACTION OR PROCEEDING, (I) TRIAL BY JURY, (II) TO THE EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS AND (III) THE RIGHT TO INTERPOSE ANY SET-OFF, COUNTERCLAIM OR CROSS-CLAIM (UNLESS SUCH SET-OFF, COUNTERCLAIM OR CROSS-CLAIM COULD NOT, BY REASON OF ANY APPLICABLE FEDERAL OR STATE PROCEDURAL LAWS, BE INTERPOSED, PLEADED OR ALLEGED IN ANY OTHER ACTION).

                  (b) Each Guarantor irrevocably consents to the service of process of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by certified mail, postage prepaid, to such Guarantor at its address determined pursuant to
         Section 15 hereof.

                  (c) Nothing herein shall affect the right of the Lender to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against any Guarantor in any other jurisdiction.

                  (d) Each Guarantor hereby waives presentment, notice of dishonor and protests of all instruments included in or evidencing any of the Guaranteed Obligations, and any and all other notices and demands whatsoever (except as expressly provided herein).

         SECTION 17. GOVERNING LAW. THIS GUARANTY AND THE GUARANTEED OBLIGATIONS SHALL BE GOVERNED IN ALL RESPECTS BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED


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AND TO BE PERFORMED IN SUCH STATE, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW
PRINCIPLES THEREOF.

         Section 18. Captions; Separability. (a) The captions of the Sections and subsections of this Guaranty have been inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Guaranty.

                  (b) If any provision of this Guaranty shall be held to be invalid, illegal or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provision hereof.

         Section 19. Acknowledgment of Receipt. Each Guarantor acknowledges receipt of a copy of this Guaranty and each of the other Loan Documents.

         Section 21. Deficiency. Each Guarantor jointly and severally agrees that it shall be and remain liable hereunder with respect to any deficiency remaining after foreclosure of any mortgage or security interest securing the Guaranteed Obligations, whether or not the liability of any obligor for such deficiency is discharged pursuant to statute or judicial.


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         IN WITNESS WHEREOF, each Guarantor has duly executed or caused this
Guaranty to be duly executed as of the date first above written.


Address:                                             SIERRA TUSCON, INC.
16500 N. Lago del Oro Parkway
Tucson, AZ  85739                                    By:/s/ Bertha B Kenny
                                                        ------------------
Attention:  President                                Name: Bertha B Kenny
                                                     Title: Corporate Secretary



Address:                                             SIERRA TUSCON  AC, INC.
16500 N. Lago del Oro Parkway
Tucson, AZ  85739                                    By:/s/ Bertha B Kenny
                                                        ------------------
Attention:  President                                Name: Bertha B Kenny
                                                     Title: Corporate Secretary



Address:                                             SIERRA TUSCON
16500 N. Lago del Oro Parkway                        EDUCATIONAL MATERIALS
Tucson, AZ  85739                                    (S.T.E.M.), INC.
Attention:  President                                By:/s/ Bertha B Kenny
                                                        --------------------
                                                     Name: Bertha B Kenny
                                                     Title: Corporate Secretary



Address:                                             SIERRA HEALTHSTYLES, INC.
16500 N. Lago del Oro Parkway                        D/B/A MIRAVAL
Tucson, AZ  85739
Attention:  President                                By:/s/ Bertha B Kenny
                                                        ----------------------
                                                     Name: Bertha B Kenny
                                                     Title: Corporate Secretary


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Address:                                             ONSITE WORKSHOPS, INC.
16500 N. Lago del Oro Parkway
Tucson, AZ  85739
                                                     By:/s/ Bertha B Kenny
                                                        ---------------------
Attention:  President                                Name: Bertha B Kenny
                                                     Title: Corporate Secretary


Address:                                             NEXTHEALTH WATER
16600 N. Lago del Oro Parkway                        RESOURCES, INC.
Tucson, AZ  85739
Attention:  President                                By:/s/ Bertha B Kenny
                                                        ---------------------
                                                     Name: Bertha B Kenny
                                                     Title: Corporate Secretary



Address:                                             SOFTEN REALTY, L.L.C.
16600 N. Lago del Oro Parkway
Tucson, AZ  85739
Attention:  President                                By: NEXTHEALTH, INC.,
                                                           a Member

                                                     By:/s/ Bertha B Kenny
                                                        ----------------------
                                                     Name: Bertha B Kenny
                                                     Title: Corporate Secretary


Accepted and Agreed to:

AP LOM LLC


By: AP GP LOM LLC, its
    Managing Member


By  Kronus Property, Inc.

By: /s/ Alfred C Trivilino
    -----------------------
Name: Alfred C Trivilino
Title: Vice President


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